Sprint.
Business
SOL #96QW0021

             CUSTOMER PROVIDED ACCESS REQUEST AND AUTHORIZATION

Televar Northwest, Inc. (Company) enters into this agreement with Sprint Communications Company L.P. (Sprint), a Delaware Limited Partnership, for the provisioning of the Local Exchange Carrier (LEC)/Alternate Access Vender (AAV) service. LEC/AAV services means those telecommunications facilities provided between the Customer's physical location and the LEC's central office or the Sprint Point-Of-Presence to which said facilities are connected as stated in the accompanying order forms and Sales Agreement.

By requesting Customer Provided Access, Company understands and agrees that:

1. Sprint shall not be held responsible for payment of any charges for LEC/AAV Service ordered by Company, including but not limited to all financial obligations, bill verifications and termination liabilities.

2. Sprint shall have no liability or responsibility for installation, acceptance testing, maintenance or other interaction with the LEC/AAV with respect to any LEC/AAV Service ordered by Company, except as expressly set forth in this Agreement.

3. Acceptance testing and maintenance conducted by Company and/or the LEC/AAV will meet the standards set forth in the most current version of Sprint's applicable technical publication.

4. No order shall be issued to the LEC/AAV until Sprint and Company have executed the CPA agreement. If Sprint provides Entrance Facility, access circuits between SWC and Sprint POP, the Company must have a Letter of Agency and written confirmation of entrance facility capacity. Entrance facility assignments shall be provided by Sprint when Sprint controls such assignments. The assignment information will include the point of interface and the appropriate interface assignment. This agreement is deemed to be incorporated into and made part of any LOA provided by Sprint to the Customer.

5. Synchronization of all digital facilities for WATS type services will be derived from the Sprint Network.

6. Company is responsible for arranging its own timing and following propel synchronization procedures on all Clearline 1.5 private line facilities. Company may provide its own timing or derive timing from the Sprint Network. If Company provides its own timing, it must be traceable to a Stratum 1 reference source.


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7.   If problems are incurred with the LEC/AAV Service, Company will first route the problem to the LEC/AAV for resolution and then to Sprint.

8. Company will provide a copy of the LEC/AAV Design Layout Record (DLR) to Sprint upon completion of LEC/AAV acceptance and 10 days prior to connection to the Sprint Network.

9. Company will ensure issuance of a cancel/disconnect Firm Order Commitment (FOC) within three business days of notifying Sprint of intent to cancel and/or disconnect any sprint provided service. Company will provide the cancel/disconnect FOC to Sprint simultaneously with the issuance to the LEC/AAV.

10. Sprint will retain control over its entrance facilities and CPE owned or leased by Sprint, including ports, channels, and muxes, without limitation and can groom, move, and rehome circuits as Sprint determines necessary in its sole discretion, with prior notification. Company will be responsible for all local loop charges incurred in connection with any such rearrangement of entrance facilities.

11. In addition LEC/AAV charges, Company will be responsible for Central Office Connection Fees, Port Charges, and/or Entrance Facility Charges, billed by Sprint. If Sprint charges are not paid in a timely manner, Sprint can disconnect Customer Provided Access from Sprint entrance facilities and Customer Provided Equipment.

12. Sprint service will be considered installed when Sprint interexchange portion of the circuits/services are operational.

Executed as of:

 6/03/96
----------------------------------      ---------------------------------------
Date                                    Date

Televar                                 Sprint Communications Company L.P.
----------------------------------      ---------------------------------------
Company

/s/ MARK HAMILTON
----------------------------------      ---------------------------------------
Authorized Representative Signature     Name of Authorized Sales Representative

Mark Hamilton
----------------------------------      ---------------------------------------
Name (Please print or type)             Phone Number

President
----------------------------------      ---------------------------------------
Title


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Sprint.
Business                       SOL #96QW0021                   ACCESS TERM PLAN

                            TERM PLAN COMMITMENT

                    __ T-1 Sprint Provided Access
                    __ T-3 Sprint Provided Access
                    x T-3 customer Provided Access to Serving Wire Center
                    --

                                                         ACCESS
      CHECK ONE                  TERM                   TERM CODE

                           MONTH TO MONTH                   M
                           ONE (1) YEAR                     1
                           TWO (2) YEAR                     2
          X                THREE (3) YEAR                   3
                           FOUR (4) YEAR                    4
                           FIVE (5) YEAR                    5

All Sprint Communications Company L.P., a Delaware Limited Partnership (Sprint), charges and other terms and conditions are governed by the applicable Sprint tariffs as they may be amended from time to time.

The access term plan will commence for each circuit upon Sprint's implementation of service and will continue for the initial period selected above. Upon expiration of the access term plan, the circuit(s) will be automatically resubscribed for the same period unless the customer notifies Sprint, in writing, at least 45 days in advance of the access term plan termination date. For CPA to the SWC, the term plan commitment applies to the entrance facility.

If customer cancels Sprint circuit(s) under this plan at any time prior to the expiration of the term plan commitment, the customer will be considered in default of this agreement and will be assessed termination liabilities.

ACCEPTED AND AGREED:

/s/ MARK HAMILTON                       Televar Northwest, Inc.
----------------------------------      ---------------------------------------
Customer Signature                      Company Name


Mark Hamilton                           President
----------------------------------      ---------------------------------------
Print Name                              Title

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/s/ ROYCE THOMAS                        206-621-7600
----------------------------------      ---------------------------------------
Sprint Branch Manager                   Sprint Rep. Phone

6-3-96
----------------------------------
Date

REMARKS:  Customers Provided T3 Service to the Internet

Sprint Communications Company L.P. ("Sprint") hereby offers to Customer the SprintLink products and services ("Products and Services") described and defined in this Order. This offer will remain valid if signed by Customer and returned to Sprint by 04/01/96.

When authorized signatories of both Sprint and Customer have signed this Order, Sprint shall provide and Customer shall pay for the Products and Services under the SprintLink Products and Services Terms and Conditions incorporated herein by reference. If Customer is or becomes a SprintLink Service Provider as defined in the Addendum to SprintLink Products and Services Terms and Conditions ("Addendum"), then such Addendum is also incorporated herein by reference.

Customer and Sprint hereby agree that this Order shall prevail over any Customer-drafted purchase order and shall supersede any and all proposals, written or oral, as well as all other communications between Customer and Sprint relating to the products and services specified in this order except as specifically provided below.

In the event Sprint and Customer have executed a prior written agreement regarding the Products and Services (as specifically referenced on the face of this Order), then where there is a conflict between such prior agreement and this Order, such prior written agreement shall take precedence.

AGREED TO BY:
Customer Signature and Date:

/s/ MARK HAMILTON                       3-27-96
-------------------------------------------------
Name and Title:

Mark Hamilton                           President
-------------------------------------------------

ACCEPTED BY SPRINT:
Signature:

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Name and Title

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